Exhibit 3.4

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA.

XXXX	UNUSUAL MACHINES, INC. EFFECTIVE _______ 2024	XXXX

AUTHORIZED COMMON STOCK: 500,000,000 shares PAR VALUE: $0.01

This certifies that     [Shareholder]

SEE LEGEND ON REVERSE SIDE

IS THE RECORD HOLDER OF      [*number of shares*]

Shares of Unusual Machines, Inc. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:	[CORPORATE SEAL]
CHIEF EXECUTIVE OFFICER

Countersigned & Registered EQUIY STOCK TRANSFER New York, New York	By: _______________________ AUTHORIZED SIGNATURE OF TRANSFER AGENT AND REGISTRAR

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common	UNIF GIFT MIN ACT	Custodian
TEN ENT - as tenants by the entireties	(Cust)	(Minor)
JT TEN - as joint tenants with the right of survivorship and not as tenants in common	Act
(State)

     Additional abbreviations may also be used though not in the above list.

For value received, _____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

, Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUION BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE GUARANTEED:	“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THIS CERTIFICATE THAT AN EXEMPTION FROM REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE WITH RESPECT TO SUCH TRANSFER. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.”

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